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The Spain Fund

Annual Report
November 30, 2000

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 26, 2001

Dear Shareholder:

This report provides investment results and market commentary for The Spain Fund (the "Fund") for the annual reporting period ended November 30, 2000.

Investment Objective and Policies

This closed-end fund seeks long-term capital appreciation through investment primarily in the equity securities of Spanish companies.

Investment Results

The following table provides performance for the Fund and its benchmark, the Madrid General Index, for the three-, six- and 12-month periods ended November 30, 2000.

INVESTMENT RESULTS*
Periods Ended November 30, 2000

                                            ----------------------------------
                                                        Total Returns
                                            ----------------------------------
                                               3             6           12
                                             Months        Months       Months
------------------------------------------------------------------------------
The Spain Fund (NAV)                        -19.19%       -20.12%      -17.67%
------------------------------------------------------------------------------
Madrid General Index (in USD)               -13.99%       -14.69%      -18.67%
------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) as of November 30, 2000. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Madrid General Index is comprised of 117 stocks and represents slightly more than 92% of total market capitalization (excluding foreign stocks). The Index is dominated by banks, utilities and communications companies, which together account for 70% of the Index capitalization. The Index reflects no fees or expenses. The Index's returns are expressed in U.S. dollars. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including The Spain Fund.

      Additional investment results appear on page 4-6.

For the three- and six-month periods ended November 30, 2000, the Fund underperformed its benchmark as a result of the Spanish stock market's significant shake-out in the technology, media and telecommunication sectors, in which the Fund was overweighted. Investors have lost confidence in the long-term growth forecast for these segments, particularly in the face of tightening liquidity conditions, which have raised doubts about this area's ability to finance its growth plans. We believe that this pessimism has been overdone and that, as the central bank moves to lower interest rates, a meaningful recovery in prices of companies displaying strong relative growth characteristics can be anticipated. The Fund, however, outperformed marginally in the 12-month period.


--------------------------------------------------------------------------------
                                                              THE SPAIN FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

Investment Discussion

The Spanish stock market has suffered alongside other world markets as investors have become increasingly concerned over the potential for a world economic slowdown and the possibility of a hard landing in the United States. There has been a dramatic decline in both business and consumer confidence throughout Europe, and as a result, liquidity conditions throughout the continent have deteriorated considerably. Many small- and medium-sized enterprises in Spain have found it increasingly difficult to raise new equity or term finance in the face of this sharp drop in confidence. We fully expect central banks around the globe to begin easing monetary policy. A rapid decline in the cost of money is necessary in order to re-liquify the global economy.

Spain faces the prospect of slower gross domestic product (GDP) growth in 2001 in rather better conditions than most European countries. The country's budget deficit is likely to be near zero by the end of 2001 and total debt outstanding relative to GDP remains low by European Union (EU) standards. At the same time, we also believe that Spain's growth rate is likely to be higher than the European average. Despite a marginally higher domestic rate of inflation than the rest of Europe, long-term returns from the stock market are likely to be superior.

Market Outlook

It will be important over the next year for the Spanish authorities to dampen inflationary expectations. Given the considerable progress in fiscal reform, Spain's inflation rate remains above the European average, which has resulted in a lower valuation base for the country's stock market. Reducing these expectations over a period of declining growth rates should prove well within the grasp of the current administration.

We also remain hopeful that the recent upsurge in separatist terrorism can be controlled. Despite numerous recent outrages, the Spanish authorities appear to be making progress in their fight against the terrorists. Further progress should be made in 2001 and will hopefully further enhance the attractiveness of Spain as an investment area.

As a result, the Fund remains in a broad, fully invested position with an emphasis on those companies offering relatively strong, long-term profit growth potential.


--------------------------------------------------------------------------------
2 o THE SPAIN FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

[PHOTO    Dave H.
OMITTED]  Williams

[PHOTO    Mark H.
OMITTED]  Breedon

Portfolio Manager, Mark H.
Breedon, has over 23 years
of investment experience.

Thank you for your continued interest and investment in The Spain Fund. We look forward to reporting to you on market activity and the Fund's investment results in the future.

Sincerely,


/s/ Dave H. Williams

Dave H. Williams
Chairman and President


/s/ Mark H. Breedon

Mark H. Breedon
Vice President


--------------------------------------------------------------------------------
                                                              THE SPAIN FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

THE SPAIN FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
11/30/90 TO 11/30/00

[The following table was depicted as a mountain chart in the printed material.]

                            <<PLOT POINTS TO COME>>

This chart illustrates the total value of an assumed $10,000 investment in The Spain Fund at net asset value (NAV) (from 11/30/90 to 11/30/00) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Madrid General Index comprises 117 stocks and represents approximately 90% of total market capitalization (excluding foreign stocks). The index is dominated by banks, utilities and communications companies, which together account for 70% of the index capitalization.

When comparing The Spain Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Spain Fund.


--------------------------------------------------------------------------------
4 o THE SPAIN FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

THE SPAIN FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 11/30

                              [BAR CHART OMITTED]

                The Spain Fund (NAV)--Yearly Periods Ended 11/30
--------------------------------------------------------------------------------
                          The Spain                   Madrid
                          Fund (NAV)               General Index
--------------------------------------------------------------------------------
11/30/91                     6.40%                    -0.93%
11/30/92                   -26.65%                   -21.66%
11/30/93                    16.99%                    11.49%
11/30/94                     9.28%                    14.64%
11/30/95                     5.12%                    14.74%
11/30/96                    28.48%                    27.66%
11/30/97                    38.54%                    33.45%
11/30/98                    52.88%                    47.57%
11/30/99                     4.87%                     0.36%
11/30/00                   -17.67%                   -18.67%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the Fund's net asset value
(NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Madrid General Index comprises 117 stocks and represents slightly more than 90% of total market capitalization (excluding foreign stocks). The Index is dominated by banks, utilities and communications companies, which together account for 70% of the index capitalization. The Index reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Spain Fund.


--------------------------------------------------------------------------------
                                                              THE SPAIN FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
November 30, 2000

INCEPTION DATE           PORTFOLIO STATISTICS
6/28/88                  Net Assets ($mil): $88.2

SECTOR BREAKDOWN
34.0% Utilities
23.1% Financial Services
20.1% Consumer Services
 9.6% Energy                            [PIE CHART OMITTED]
 4.8% Multi-Industry
 4.5% Healthcare
 3.0% Technology
 0.7% Basic Industries

 0.2% Short-Term

All data as of November 30, 2000. The Fund's sector breakdown may vary over time. This breakdown is expressed as a percentage of total investments.


--------------------------------------------------------------------------------
6 o THE SPAIN FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
November 30, 2000

                                                                      Percent of
                                                  U.S. $ Value        Net Assets
--------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria, SA               $ 13,110,236           14.9%
--------------------------------------------------------------------------------
Telefonica, SA                                      12,670,842           14.4
--------------------------------------------------------------------------------
Repsol-YPF, SA                                       8,049,315            9.1
--------------------------------------------------------------------------------
Banco Santander Central Hispano, SA                  6,212,486            7.0
--------------------------------------------------------------------------------
Aldeasa, SA                                          4,121,862            4.7
--------------------------------------------------------------------------------
Endesa, SA                                           4,047,740            4.6
--------------------------------------------------------------------------------
Corporacion Financiera Alba, SA                      3,998,371            4.5
--------------------------------------------------------------------------------
Zeltia, SA                                           3,729,530            4.2
--------------------------------------------------------------------------------
Iberdrola, SA                                        3,592,669            4.1
--------------------------------------------------------------------------------
Promotora de Informaciones, SA                       3,363,783            3.8
--------------------------------------------------------------------------------
                                                  $ 62,896,834           71.3%


--------------------------------------------------------------------------------
                                                              THE SPAIN FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2000

Company                                           Shares      U.S. $ Value
--------------------------------------------------------------------------

COMMON STOCKS-94.8%

Utilities-32.4%
Electric & Gas-15.6%
Endesa, SA..................................     250,000       $ 4,047,740
Gas Natural SDG, SA.........................     183,000         3,045,825
Iberdrola, SA...............................     300,000         3,592,669
Union Electrica Fenosa, SA..................     170,000         3,047,106
                                                               -----------
                                                                13,733,340
                                                               -----------
Telephone-16.8%
Jazztel Plc. (ADR)(a).......................     192,200         2,114,200
Telefonica, SA(a)...........................     806,000        12,670,842
                                                               -----------
                                                                14,785,042
                                                               -----------
                                                                28,518,382
                                                               -----------
Financial Services-21.9%
Banking-21.9%
Banco Bilbao Vizcaya Argentaria, SA(b)......     980,000        13,110,236
Banco Santander Central Hispano, SA.........     700,000         6,212,486
                                                               -----------
                                                                19,322,722
                                                               -----------
Consumer Services-19.1%
Broadcasting & Communication-7.3%
Promotora de Informaciones, SA(a)...........     205,000         3,363,783
Sogecable, SA(a)............................     144,000         3,072,712
                                                               -----------
                                                                 6,436,495
                                                               -----------
Printing & Publishing-6.1%
Recoletos Compania Editorial, SA(a).........     203,980         1,661,087
Telefonica Publicidad e Informacion, SA.....     305,000         1,872,760
Unidad Editorial, SA
   Series A(a)(c)...........................     687,039         1,869,927
                                                               -----------
                                                                 5,403,774
                                                               -----------
Retail-4.7%
Aldeasa, SA.................................     188,550         4,121,862
                                                               -----------
Miscellaneous-1.0%
Amadeus Global Travel Distribution, SA(a)...     116,000           878,963
                                                               -----------
                                                                16,841,094
                                                               -----------
Energy-9.1%
Oil-9.1%
Repsol-YPF, SA..............................     492,119         8,049,315
                                                               -----------
Multi-Industry-4.5%
Multi-Industry-4.5%
Corporacion Financiera Alba, SA.............     180,032         3,998,371
                                                               -----------


--------------------------------------------------------------------------------
8 o THE SPAIN FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                               Shares or
                                               Principal
                                                  Amount
Company                                            (000)      U.S. $ Value
--------------------------------------------------------------------------

Healthcare-4.2%
Medical Products-4.2%
Zeltia, SA(a)...............................     214,000       $ 3,729,530
                                                               -----------
Technology-2.9%
Computer Services-1.8%
Indra Sistemas, SA..........................     196,000         1,536,356
                                                               -----------
Internet-1.1%
Terra Networks, SA(a).......................      72,000         1,005,843
                                                               -----------
                                                                 2,542,199
                                                               -----------
Basic Industries-0.7%
Mining and Metals-0.7%
Acerinox, SA................................      22,500           585,932
                                                               -----------
Total Common Stocks
   (cost $78,921,385).......................                    83,587,545
                                                               -----------
SHORT-TERM INVESTMENT-0.2%

Time Deposit-0.2%
Dresdner Germany
   6.47%, 12/01/00
   (cost $200,000)..........................        $200           200,000
                                                               -----------
Total Investments-95.0%
   (cost $79,121,385).......................                    83,787,545
Other assets less liabilities-5.0%..........                     4,419,543
                                                               -----------

Net Assets-100%.............................                   $88,207,088
                                                               ===========

(a)   Non-income producing security.
(b)   Security represents investment in an affiliate.
(c)   Restricted and illiquid security, valued at fair value (see Notes A & E).
      Glossary:
      ADR - American Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                              THE SPAIN FUND o 9

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2000

Assets
Investments in securities, at value (cost $79,121,385) ........      $83,787,545
Cash ..........................................................           74,193
Foreign cash, at value (cost $4,560,800) ......................        4,661,692
Receivable for investment securities sold .....................          174,366
Dividends receivable and other assets .........................          131,267
Foreign taxes receivable ......................................           58,893
Prepaid expenses ..............................................            1,505
                                                                     -----------
Total assets ..................................................       88,889,461
                                                                     -----------
Liabilities
Management fee payable ........................................           91,388
Accrued expenses ..............................................          590,985
                                                                     -----------
Total liabilities .............................................          682,373
                                                                     -----------
Net Assets ....................................................      $88,207,088
                                                                     ===========
Composition of Net Assets
Capital stock, at par .........................................      $    85,606
Additional paid-in capital ....................................       79,292,657
Accumulated net realized gain on investments and
   foreign currency transactions ..............................        4,062,729
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities ........        4,766,096
                                                                     -----------
                                                                     $88,207,088
                                                                     ===========
Net Asset Value Per Share
   (based on 8,560,621 shares outstanding) ....................           $10.30
                                                                          ======

See notes to financial statements.


--------------------------------------------------------------------------------
10 o THE SPAIN FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2000

Investment Income
Dividends--unaffiliated issuers (net of
   foreign taxes withheld of $160,082) ......    $    907,144
Dividends--affiliated issuer (net of
   foreign taxes withheld of $51,401) .......         291,273
Interest ....................................         161,684      $  1,360,101
                                                 ------------
Expenses
Management fee ..............................       1,278,737
Audit and legal .............................         410,167
Custodian ...................................         367,496
Printing ....................................         164,586
Directors' fees and expenses ................         120,835
Transfer agency .............................          76,945
Registration ................................          30,835
Miscellaneous ...............................          10,500
                                                 ------------
Total expenses ..............................                         2,460,101
                                                                   ------------
Net investment loss .........................                        (1,100,000)
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain on investment
   transactions--unaffiliated issuers .......                        15,468,988
Net realized gain on investment
   transactions--affiliated issuer ..........                           324,384
Net realized loss on foreign currency
   transactions .............................                          (766,982)
Net change in unrealized
   appreciation/depreciation of:
   Investments ..............................                       (30,235,338)
   Foreign currency denominated
     assets and liabilities .................                           201,325
                                                                   ------------
Net loss on investments and
   foreign currency transactions ............                       (15,007,623)
                                                                   ------------
Net Decrease in Net Assets from
   Operations ...............................                      $(16,107,623)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 11

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                Year Ended         Year Ended
                                               November 30,       November 30,
                                                   2000               1999
                                               =============      =============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ......................     $  (1,100,000)     $    (477,931)
Net realized gain on investments and
   foreign currency transactions .........        15,026,390         39,071,784
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ....       (30,034,013)       (35,517,622)
                                               -------------      -------------
Net increase (decrease) in net assets
   from operations .......................       (16,107,623)         3,076,231
Dividends and Distributions to
Shareholders from:
Net realized gain on investments and
   foreign currency transactions .........       (36,493,259)       (53,691,993)
Capital Stock Transactions:
Net decrease .............................                -0-       (12,223,161)
                                               -------------      -------------
Total decrease ...........................       (52,600,882)       (62,838,923)
Net Assets
Beginning of period ......................       140,807,970        203,646,893
                                               -------------      -------------
End of period ............................     $  88,207,088      $ 140,807,970
                                               =============      =============

See notes to financial statements.


--------------------------------------------------------------------------------
12 o THE SPAIN FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2000

NOTE A

Significant Accounting Policies

The Spain Fund, Inc. (the "Fund") was incorporated in the state of Maryland on June 30, 1987 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in Euro are translated into U.S. dollars at the mean of the quoted bid and asked price of the Euro against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued. Net realized gains and losses on foreign currency transactions represent net foreign exchange gains and losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, forward exchange currency contracts and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 13

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

The exchange rate for the Euro at November 30, 2000 was 1.15 EUR to U.S. $1.00.

3. Taxes

It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Spanish tax rates.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized gains and losses from security and currency transactions are calculated on the identified cost basis.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with tax regulations, which may differ with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency losses, and net operating losses, resulted in a net decrease in accumulated net realized gain on investments and foreign currency transactions and a corresponding decrease in accumulated net investment loss. This reclassification had no effect on net assets.

NOTE B

Management Fee and Other Transactions with Affiliates

Under an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Manager") a fee, calculated weekly and paid monthly, at an annualized rate of 1.10% of the average weekly net assets up to $50 million, 1.00% of the Fund's average weekly net assets on the next $50 million, and .90% of the Fund's average weekly net assets over $100 million.

The Fund and the Investment Manager have entered into a Sub-Advisory Agreement with Privanza Banco Personal, S.A. (the "Sub-Adviser"). Under this agreement the Sub-Adviser receives a fee at the annual rate of .25 of 1% of the Fund's average weekly net assets. All amounts paid to the Sub-Adviser are payable by the Investment Manager from its fee. An officer of the Fund is a director of the Sub-Adviser.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $925 during the year ended November 30, 2000.


--------------------------------------------------------------------------------
14 o THE SPAIN FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Brokerage commissions paid on investment transactions for the year ended November 30, 2000 amounted to $232,687, none of which was paid to Banco Bilbao Vizcaya Argentaria.

Banco Bilbao Vizcaya Argentaria, an affiliate of the Sub-Adviser, serves as subcustodian of the Fund. Fees paid to the subcustodian are payable by the custodian from its fee. For the year ended November 30, 2000, the Fund earned $95,730 of interest income on cash balances maintained at the subcustodian.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $34,859,096 and $72,289,009, respectively, for the year ended November 30, 2000. There were no purchases or sales of U.S. government or government agency obligations for the year ended November 30, 2000.

At November 30, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $17,082,192 and gross unrealized depreciation of investments was $12,416,032 resulting in net unrealized appreciation of $4,666,160 (excluding foreign currency transactions).

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies, and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value approximately equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At November 30, 2000, the Fund had no outstanding forward foreign exchange currency contracts.

NOTE D

Capital Stock

There are 100,000,000 shares of $.01


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

par value common stock authorized. At November 30, 2000, 8,560,621 shares were outstanding.

NOTE E

Restricted Security

                                                  Date Acquired       Cost
                                                  --------------------------
Unidad Editorial,
SA Series A....................................      9/30/92        $871,944

The security shown above is restricted as to sale and has been valued at fair value in accordance with the policy described in Note A.

The value of this security at November 30, 2000 was $1,869,927 representing 2.1% of net assets.

NOTE F

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies.

Investment in the Fund's shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Spanish equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of the market may further affect the Fund's investments.


--------------------------------------------------------------------------------
16 o THE SPAIN FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                            Year Ended November 30,
                           -------------------------------------------------------------------
                               2000         1999            1998            1997          1996
                           -------------------------------------------------------------------
Net asset value,
  beginning of period .....$16.45       $22.16          $18.34          $13.41        $10.47
                           -------------------------------------------------------------------
Income From
  Investment Operations
Net investment
  income (loss) ............(.13)        (.06)(a)         .04(a)          .06           .11
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ..............(1.76)         .44            7.41            5.03          2.86
                           -------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ...............  (1.89)         .38            7.45            5.09          2.97
                           -------------------------------------------------------------------
Realized gain due to
  repurchase program .......... -0-         .19             .24              -0-           -0-
                           -------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ........... -0-          -0-           (.45)           (.16)         (.03)
Distributions in excess of net
  investment income ........... -0-          -0-          (1.47)             -0-           -0-
Distributions from net realized
  gain on investments
  and foreign currency
  transactions ..............(4.26)       (6.28)          (1.95)             -0-           -0-
                           -------------------------------------------------------------------
Total dividends and
  distributions .............(4.26)       (6.28)          (3.87)           (.16)         (.03)
                           -------------------------------------------------------------------
Net asset value,
  end of period .............$10.30       $16.45          $22.16          $18.34        $13.41
                           ===================================================================
Market value, end of period .$ 9.625      $14.50          $18.875         $15.875       $10.75
                           ===================================================================
Total Return
Total investment return
  based on(b):
  Market value .............(12.72)%       8.53%          50.44%          49.59%        25.03%
  Net asset value ..........(17.67)%       4.87%          52.88%          38.54%        28.48%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..........$88,207     $140,808        $203,647        $183,857      $134,508
Ratio of expenses to average
  net assets ............... 1.96%        1.84%           1.44%           1.55%         1.73%
Ratio of net investment
  income (loss) to average
  net assets .................(.88)%       (.32)%           .16%            .38%          .93%
Portfolio turnover rate ....... 29%          45%             47%             45%           44%

See footnote summary on page 18.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 17

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years. Total return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
18 o THE SPAIN FUND

                                               ---------------------------------
                                               REPORT OF INDEPENDENT ACCOUNTANTS
                                               ---------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of
Directors of The Spain Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Spain Fund, Inc. (the "Fund") at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
January 12, 2001

TAX INFORMATION
(unaudited)

In order to meet certain requirements of the Internal Revenue Code we are advising you that $31,976,725 of the capital gain distributions paid by the Fund during the fiscal year ended November 30, 2000 are subject to maximum tax rates of 20%.

In addition, the Fund intends to make an election under Internal Revenue Code
Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to the shareholders for the fiscal year ended November 30, 2000 is $211,483. The foreign source of income for information reporting purposes is $1,409,900.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2001.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 19

----------------------
ADDITIONAL INFORMATION
----------------------

ADDITIONAL INFORMATION
(unaudited)

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value of 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer share than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average


--------------------------------------------------------------------------------
20 o THE SPAIN FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, PO Box 8200, Boston, Massachusetts 02266-8200.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Mark H. Breedon, the Vice President of the Fund.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 21

------------------------------
SUPPLEMENTAL PROXY INFORMATION
------------------------------

SUPPLEMENTAL PROXY INFORMATION
(unaudited)

The Annual Meeting of Shareholders of The Spain Fund was held on September 14, 2000. The description of each proposal and number of shares are as follows:

                                                             Shares    Authority
                                                            Voted For  Withheld
--------------------------------------------------------------------------------
1. To elect directors:  Class One Directors
                        (term expires 2003)
                        H.R.H. Pilar de Borbon y Borbon,
                          Duchess of Badajoz                4,931,406   116,073
                        Enrique L. Fevre                    4,945,847   101,632
                        Carlos Delcaux Zulueta              4,956,177    91,302

                                   Shares       Shares       Shares     Broker
                                  Voted For  Voted Against  Abstained  Non-Votes
--------------------------------------------------------------------------------
2. To ratify the selection of
   PricewaterhouseCoopers LLP
   as the Fund's independent
   accountants of the Fund's
   fiscal year ending
   November 30, 2000.             4,993,261      27,960       26,258      N/A


--------------------------------------------------------------------------------
22 o THE SPAIN FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the market, for example, the technology sector.

portfolio

The collection of securities that make up a fund's or an investor's investments.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 23

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $474 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 38 of the FORTUNE 100 companies and public retirement funds in 35 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 585 investment professionals in 28 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 10/2/00.


--------------------------------------------------------------------------------
24 o THE SPAIN FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

Dave H. Williams, Chairman and President
Luis J. Bastida
Angel Corcostegui(1)
H.R.H. Pilar de Borbon y Borbon(1)
Inmaculada de Habsburgo-Lorena(1)
Enrique L. Fevre
Ignacio Gomez-Acebo(1)
Francisco Gomez Roldan(1)
Juan Manuel Sainz de Vicuna(1)
Dr. Reba W. Williams
Carlos Delclaux Zulueta

OFFICERS

Norman S. Bergel, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Cristina Fernandez-Alepuz, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Dividend Paying Agent,
Transfer Agent and Registrar

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

(1)   Member of the Audit Committee

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock on the open market.

      This report, including the financial statements therein is transmitted to the shareholders of The Spain Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 25

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
26 o THE SPAIN FUND

                                                  ------------------------------
                                                  SUMMARY OF GENERAL INFORMATION
                                                  ------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation SpainFd. The daily net asset value of the Fund's shares are available from the Fund's Transfer Agent by calling (800) 219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services and Morningstar, Inc. The Fund's NYSE trading symbol is "SNF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed End Funds".

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 27

NOTES


--------------------------------------------------------------------------------
28 o THE SPAIN FUND

The Spain Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

SPNAR1100